Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending September 30, 2015

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Molly A. Grimm
513-870-2768	513-603-5323	513-870-2697

	A.M. Best	Fitch	Moody's	Standard & Poor's
Cincinnati Financial Corporation
Corporate Debt	a-	BBB+	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A	—	—	—

The Cincinnati Life Insurance Company	A	A+	—	A+

Ratings are as of October 26, 2015, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

CINF Third-Quarter 2015 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending September 30, 2015

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
Quick Reference	4
CFC and Subsidiaries Consolidation – Nine Months Ended September 30, 2015	5
CFC and Subsidiaries Consolidation – Three Months Ended September 30, 2015	6
CFC Insurance Subsidiaries – Selected Balance Sheet Data	7

Consolidated Property Casualty Insurance Operations
Statutory Statements of Income	8
Consolidated Cincinnati Insurance Companies – Losses Incurred Detail	9
Consolidated Cincinnati Insurance Companies – Loss Ratio Detail	10
Consolidated Cincinnati Insurance Companies – Loss Claim Count Detail	11
Direct Written Premiums by Risk State by Line of Business	12
Quarterly Property Casualty Data – Commercial Lines	13
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	14
Loss and Loss Expense Analysis – Nine Months Ended September 30, 2015	15
Loss and Loss Expense Analysis – Three Months Ended September 30, 2015	16

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	17
Quarterly Property Casualty Data – Commercial Lines	18
Quarterly Property Casualty Data – Personal Lines	19
Quarterly Property Casualty Data – Excess & Surplus Lines	20

Life Insurance Operations
Statutory Statements of Income	21

CINF Third-Quarter 2015 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas - property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management's control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company's insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management's discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•
Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company's insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this non-GAAP measure is a useful supplement to GAAP information, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.

•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC's Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

CINF Third-Quarter 2015 Supplemental Financial Data

Cincinnati Financial Corporation
Quick Reference			—	Third Quarter 2015
(all data shown is for the three months ended or as of September 30, 2015)

(Dollars in millions except per share data)	9/30/2015	Year over year change %			9/30/2015	Year over year change %
Revenues:				Benefits and expenses:

Commercial lines net written premiums	$743	6		Commercial lines loss and loss expenses	$398	(7)
Personal lines net written premiums	312	6		Personal lines loss and loss expenses	198	12
Excess & surplus lines net written premiums	43	10		Excess & surplus lines loss and loss expenses	17	0
Property casualty net written premiums	1,098	6		Life and health contract holders' benefits incurred	57	(11)
Life and accident and health net written premiums	53	4		Underwriting, acquisition and insurance expenses	348	9
Annuity net written premiums	9	5		Interest expenses	14	8
Life, annuity and accident and health net written premiums	62	4		Other operating expenses	3	0
Commercial lines net earned premiums	757	5		Total benefits & expenses	1,035	1
Personal lines net earned premiums	277	5		Income before income taxes	243	(6)
Excess & surplus lines net earned premiums	42	0		Total income tax	69	(9)
Property casualty net earned premiums	1,076	5
Fee revenue	4	33		Balance Sheet:
Life and accident and health net earned premiums	51	11
Investment income	143	4		Fixed maturity investments	$9,756
Realized investment gains, net	3	(95)		Equity securities	4,526
Other revenue	1	(67)		Other investments	144
Total revenues	1,278	0		Total invested assets	$14,426

				Loss and loss expense reserves	$4,700
				Life policy and investment contract reserves	2,564
Income:				Long-term debt and capital lease obligations	826
				Shareholders' equity	6,350
Operating income	$172	23
Realized investment gains, net	2	(95)		Key ratios:
Net income	174	(5)
				Commercial lines GAAP combined ratio	84.0%
				Personal lines GAAP combined ratio	100.9
				Excess & surplus lines GAAP combined ratio	69.9
				Property casualty GAAP combined ratio	87.8
Per share (diluted):
				Commercial lines STAT combined ratio	84.6%
Operating income	$1.04	22		Personal lines STAT combined ratio	98.5
Realized investment gains, net	0.01	(96)		Excess & surplus lines STAT combined ratio	71.3
Net income	1.05	(5)		Property casualty STAT combined ratio	87.5
Book value	38.77	(1)
Weighted average shares outstanding	165.5	0		Value creation ratio	(0.9)%

CINF Third-Quarter 2015 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Nine Months Ended September 30, 2015

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$3,287	$—	$—	$—	$3,287
Life	—	—	200	—	—	200
Premiums ceded	—	(111)	(44)	—	—	(155)
Total earned premium	—	3,176	156	—	—	3,332
Investment income, net of expenses	37	273	112	—	—	422
Realized investment gains, net	9	96	1	—	4	110
Fee revenues	—	6	4	—	—	10
Other revenues	11	1	—	4	(11)	5
Total revenues	$57	$3,552	$273	$4	$(7)	$3,879

Benefits & expenses
Losses & contract holders' benefits	$—	$1,986	$214	$—	$(1)	$2,199
Reinsurance recoveries	—	(30)	(39)	—	1	(68)
Underwriting, acquisition and insurance expenses	—	983	50	—	—	1,033
Interest expense	39	—	—	1	—	40
Other operating expenses	21	—	—	1	(12)	10
Total expenses	$60	$2,939	$225	$2	$(12)	$3,214

Income before income taxes	$(3)	$613	$48	$2	$5	$665

Provision (benefit) for income taxes
Current operating income	$(9)	$154	$(3)	$1	$(2)	$141
Capital gains/losses	3	34	1	—	1	39
Deferred	(4)	(10)	19	—	2	7
Total provision (benefit) for income taxes	$(10)	$178	$17	$1	$1	$187

Operating income	$1	$373	$31	$1	$1	$407

Net income - current year	$7	$435	$31	$1	$4	$478

Net income - prior year	$15	$311	$30	$2	$—	$358
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Third-Quarter 2015 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended September 30, 2015

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,113	$—	$—	$—	$1,113
Life	—	—	67	—	—	67
Premiums ceded	—	(37)	(16)	—	—	(53)
Total earned premium	—	1,076	51	—	—	1,127
Investment income, net of expenses	13	92	38	—	—	143
Realized investment gains, net	—	4	(1)	—	—	3
Fee revenues	—	2	2	—	—	4
Other revenues	4	—	—	1	(4)	1
Total revenues	$17	$1,174	$90	$1	$(4)	$1,278

Benefits & expenses
Losses & contract holders' benefits	$—	$620	$70	$—	$(1)	$689
Reinsurance recoveries	—	(7)	(13)	—	1	(19)
Underwriting, acquisition and insurance expenses	—	332	16	—	—	348
Interest expense	13	—	—	1	—	14
Other operating expenses	7	—	—	—	(4)	3
Total expenses	$20	$945	$73	$1	$(4)	$1,035

Income before income taxes	$(3)	$229	$17	$—	$—	$243

Provision (benefit) for income taxes
Current operating income	$(5)	$69	$—	$—	$(1)	$63
Capital gains/losses	—	1	—	—	—	1
Deferred	1	(2)	6	—	—	5
Total provision (benefit) for income taxes	$(4)	$68	$6	$—	$(1)	$69

Operating income	$1	$158	$12	$—	$1	$172

Net income - current year	$1	$161	$11	$—	$1	$174

Net income (loss) - prior year	$12	$163	$8	$1	$(1)	$183
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Third-Quarter 2015 Supplemental Financial Data

Cincinnati Financial Corporation Insurance Subsidiaries
Selected Balance Sheet Data

(Dollars in millions)
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
Cincinnati Insurance Consolidated
Fixed maturities (fair value)		$6,472	$6,435	$6,325	$6,260	$6,344	$6,215	$6,111
Equities (fair value)		2,961	3,108	3,108	3,195	3,121	3,094	3,022
Fixed maturities - pretax net unrealized gain		283	280	387	366	379	414	361
Equities - pretax net unrealized gain		1,063	1,297	1,397	1,478	1,387	1,434	1,349
Loss and loss expense reserves - STAT		4,366	4,357	4,302	4,158	4,112	4,129	4,037
Equity - GAAP		5,397	5,485	5,593	5,594	5,480	5,481	5,384
Surplus - STAT		4,324	4,419	4,436	4,472	4,364	4,332	4,308

The Cincinnati Life Insurance Company
Fixed maturities (fair value)		$3,221	$3,176	$3,199	$3,126	$3,102	$3,091	$2,989
Equities (fair value)		9	8	9	9	8	8	14
Fixed maturities - pretax net unrealized gain		133	151	220	197	195	225	186
Equities - pretax net unrealized gain		4	3	4	3	3	3	6
Equity - GAAP		897	896	927	904	893	901	867
Surplus - STAT		215	217	219	223	228	224	232

CINF Third-Quarter 2015 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2015	2014	Change	% Change	2015	2014	Change	% Change
Underwriting income
Net premiums written	$1,098	$1,037	$61	6	$3,306	$3,156	$150	5
Unearned premiums increase	22	12	10	83	130	146	(16)	(11)
Earned premiums	$1,076	$1,025	$51	5	$3,176	$3,010	$166	6

Losses incurred	$504	$512	$(8)	(2)	$1,629	$1,690	$(61)	(4)
Allocated loss expenses incurred	53	52	1	2	152	142	10	7
Unallocated loss expenses incurred	56	58	(2)	(3)	175	173	2	1
Other underwriting expenses incurred	332	313	19	6	975	924	51	6
Workers compensation dividend incurred	4	4	—	—	11	12	(1)	(8)

Total underwriting deductions	$949	$939	$10	1	$2,942	$2,941	$1	—
Net underwriting profit	$127	$86	$41	48	$234	$69	$165	239

Investment income
Gross investment income earned	$95	$92	$3	3	$282	$276	$6	2
Net investment income earned	93	91	2	2	277	272	5	2
Net realized capital gains	3	30	(27)	(90)	63	58	5	9
Net investment gains (net of tax)	$96	$121	$(25)	(21)	$340	$330	$10	3

Other income	$2	$2	$—	—	$5	$5	$—	—

Net income before federal income taxes	$225	$209	$16	8	$579	$404	$175	43
Federal and foreign income taxes incurred	$67	$49	$18	37	$151	$89	$62	70
Net income (statutory)	$158	$160	$(2)	(1)	$428	$315	$113	36
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2015 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Consolidated
Current accident year losses greater than $5,000,000		$8	$5	$12	$12	$7	$11	$—	$17	$12	$25	$19		$30
Current accident year losses $1,000,000-$5,000,000		43	24	37	46	51	52	23	61	74	104	125		172
Large loss prior accident year reserve development		19	(4)	15	(14)	(6)	17	10	11	27	30	21		7
Total large losses incurred		$70	$25	$64	$44	$52	$80	$33	$89	$113	$159	$165		$209
Losses incurred but not reported		(31)	38	43	112	17	(17)	21	81	5	50	22		133
Other losses excluding catastrophe losses		441	417	418	365	432	436	427	835	863	1,276	1,295		1,660
Catastrophe losses		24	78	42	(13)	11	112	86	120	197	144	208		197
Total losses incurred		$504	$558	$567	$508	$512	$611	$567	$1,125	$1,178	$1,629	$1,690		$2,199
Commercial Lines
Current accident year losses greater than $5,000,000		$8	$5	$12	$12	$7	$11	$—	$17	$12	$25	$19		$30
Current accident year losses $1,000,000-$5,000,000		26	14	24	39	45	47	18	38	64	64	109		149
Large loss prior accident year reserve development		17	(4)	15	(11)	(7)	15	10	11	25	28	18		7
Total large losses incurred		$51	$15	$51	$40	$45	$73	$28	$66	$101	$117	$146		$186
Losses incurred but not reported		(17)	17	31	95	8	(35)	22	48	(12)	31	(4)		90
Other losses excluding catastrophe losses		277	274	272	240	282	292	282	546	574	823	856		1,096
Catastrophe losses		9	43	29	(10)	7	59	58	72	116	81	123		114
Total losses incurred		$320	$349	$383	$365	$342	$389	$390	$732	$779	$1,052	$1,121		$1,486
Personal Lines
Current accident year losses greater than $5,000,000		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—
Current accident year losses $1,000,000-$5,000,000		15	10	12	6	6	4	4	22	8	37	14		20
Large loss prior accident year reserve development		—	—	—	(3)	2	2	—	—	2	—	4		1
Total large losses incurred		$15	$10	$12	$3	$8	$6	$4	$22	$10	$37	$18		$21
Losses incurred but not reported		(12)	14	7	12	3	9	(5)	21	4	9	7		19
Other losses excluding catastrophe losses		155	136	134	119	144	138	138	270	276	425	420		539
Catastrophe losses		15	34	13	(4)	4	52	27	47	79	62	83		79
Total losses incurred		$173	$194	$166	$130	$159	$205	$164	$360	$369	$533	$528		$658
Excess & Surplus Lines
Current accident year losses greater than $5,000,000		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—
Current accident year losses $1,000,000-$5,000,000		2	—	1	1	—	1	1	1	2	3	2		3
Large loss prior accident year reserve development		2	—	—	—	(1)	—	—	—	—	2	(1)		(1)
Total large losses incurred		$4	$—	$1	$1	$(1)	$1	$1	$1	$2	$5	$1		$2
Losses incurred but not reported		(2)	7	5	5	6	9	4	12	13	10	19		24
Other losses excluding catastrophe losses		9	7	12	6	6	6	7	19	13	28	19		25
Catastrophe losses		—	1	—	1	—	1	1	1	2	1	2		4
Total losses incurred		$11	$15	$18	$13	$11	$17	$13	$33	$30	$44	$41		$55

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Third-Quarter 2015 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Consolidated
Current accident year losses greater than $5,000,000		0.7%	0.5%	1.0%	1.0%	0.7%	1.1%	—%	0.8%	0.6%	0.8%	0.6%		0.7%
Current accident year losses $1,000,000-$5,000,000		4.1	2.1	3.6	4.7	4.8	5.0	2.3	2.9	3.8	3.3	4.2		4.3
Large loss prior accident year reserve development		1.7	(0.3)	1.4	(1.4)	(0.5)	1.7	1.1	0.5	1.4	0.9	0.7		0.2
Total large loss ratio		6.5%	2.3%	6.0%	4.3%	5.0%	7.8%	3.4%	4.2%	5.8%	5.0%	5.5%		5.2%
Losses incurred but not reported		(2.9)	3.6	4.2	10.7	1.7	(1.6)	2.2	3.9	0.2	1.6	0.8		3.3
Other losses excluding catastrophe losses		40.9	39.6	40.1	35.2	42.3	43.4	43.6	39.8	43.5	40.2	43.0		41.0
Catastrophe losses		2.3	7.3	4.1	(1.1)	1.0	11.1	8.7	5.7	9.9	4.5	6.9		4.9
Total loss ratio		46.8%	52.8%	54.4%	49.1%	50.0%	60.7%	57.9%	53.6%	59.4%	51.3%	56.2%		54.4%
Commercial Lines
Current accident year losses greater than $5,000,000		1.0%	0.7%	1.6%	1.5%	1.0%	1.6%	—%	1.2%	0.8%	1.1%	0.9%		1.0%
Current accident year losses $1,000,000-$5,000,000		3.7	1.7	3.3	5.6	5.9	6.5	2.6	2.6	4.6	2.9	5.1		5.2
Large loss prior accident year reserve development		2.3	(0.5)	2.0	(1.5)	(0.9)	2.1	1.4	0.7	1.8	1.3	0.9		0.3
Total large loss ratio		7.0%	1.9%	6.9%	5.6%	6.0%	10.2%	4.0%	4.5%	7.2%	5.3%	6.9%		6.5%
Losses incurred but not reported		(2.4)	2.2	4.3	12.8	1.1	(4.8)	3.2	3.2	(0.9)	1.3	(0.2)		3.1
Other losses excluding catastrophe losses		36.3	37.0	37.1	32.6	39.6	41.0	40.6	37.0	40.8	36.8	40.2		38.4
Catastrophe losses		1.3	5.8	4.0	(1.1)	0.8	8.3	8.3	4.9	8.3	3.7	5.8		4.0
Total loss ratio		42.2%	46.9%	52.3%	49.9%	47.5%	54.7%	56.1%	49.6%	55.4%	47.1%	52.7%		52.0%
Personal Lines
Current accident year losses greater than $5,000,000		—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%		—%
Current accident year losses $1,000,000-$5,000,000		5.2	3.5	4.5	2.2	2.5	1.7	1.4	4.1	1.5	4.5	1.8		1.9
Large loss prior accident year reserve development		(0.2)	0.1	—	(1.1)	0.8	0.6	0.3	—	0.5	—	0.7		0.1
Total large loss ratio		5.0%	3.6%	4.5%	1.1%	3.3%	2.3%	1.7%	4.1%	2.0%	4.5%	2.5%		2.0%
Losses incurred but not reported		(4.2)	5.1	2.7	4.5	1.3	3.5	(2.0)	3.9	0.8	1.1	0.9		1.8
Other losses excluding catastrophe losses		56.3	50.0	49.9	44.8	54.1	53.6	54.5	49.8	54.0	52.0	54.1		51.9
Catastrophe losses		5.4	12.5	4.9	(1.5)	1.7	20.0	10.6	8.7	15.4	7.6	10.7		7.6
Total loss ratio		62.5%	71.2%	62.0%	48.9%	60.4%	79.4%	64.8%	66.5%	72.2%	65.2%	68.2%		63.3%
Excess & Surplus Lines
Current accident year losses greater than $5,000,000		—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%		—%
Current accident year losses $1,000,000-$5,000,000		4.8	—	2.5	3.3	—	3.1	3.2	1.2	3.1	2.5	1.9		2.3
Large loss prior accident year reserve development		5.0	—	—	(1.8)	(1.3)	—	(0.3)	—	(0.1)	1.7	(0.5)		(0.9)
Total large loss ratio		9.8%	—%	2.5%	1.5%	(1.3)%	3.1%	2.9%	1.2%	3.0%	4.2%	1.4%		1.4%
Losses incurred but not reported		(4.4)	18.3	11.8	12.4	14.6	25.7	13.1	15.1	19.6	8.4	17.7		16.4
Other losses excluding catastrophe losses		21.2	17.5	29.9	17.7	15.3	15.1	21.6	23.5	18.3	22.7	17.1		17.2
Catastrophe losses		0.3	0.4	0.8	2.9	(0.7)	2.7	3.0	0.6	2.8	0.5	1.4		1.8
Total loss ratio		26.9%	36.2%	45.0%	34.5%	27.9%	46.6%	40.6%	40.4%	43.7%	35.8%	37.6%		36.8%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

CINF Third-Quarter 2015 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Consolidated
Current accident year reported losses greater than $5,000,000		1	1	2	2	1	2	—	3	2	4	3		5
Current accident year reported losses $1,000,000 - $5,000,000		28	14	27	31	31	34	15	42	52	74	83		120
Prior accident year reported losses on large losses		6	9	15	4	13	10	8	27	18	35	26		32
Non-Catastrophe reported losses on large losses total		35	24	44	37	45	46	23	72	72	113	112		157
Commercial Lines
Current accident year reported losses greater than $5,000,000		1	1	2	2	1	2	—	3	2	4	3		5
Current accident year reported losses $1,000,000 - $5,000,000		17	9	18	27	24	30	11	26	43	46	68		99
Prior accident year reported losses on large losses		5	9	14	3	11	9	7	26	17	32	23		28
Non-Catastrophe reported losses on large losses total		23	19	34	32	36	41	18	55	62	82	94		132
Personal Lines
Current accident year reported losses greater than $5,000,000		—	—	—	—	—	—	—	—	—	—	—		—
Current accident year reported losses $1,000,000 - $5,000,000		9	5	8	3	6	3	3	15	7	25	13		18
Prior accident year reported losses on large losses		—	—	1	—	2	1	1	1	1	1	3		3
Non-Catastrophe reported losses on large losses total		9	5	9	3	8	4	4	16	8	26	16		21
Excess & Surplus Lines
Current accident year reported losses greater than $5,000,000		—	—	—	—	—	—	—	—	—	—	—		—
Current accident year reported losses $1,000,000 - $5,000,000		2	—	1	1	1	1	1	1	2	3	2		3
Prior accident year reported losses on large losses		1	—	—	1	—	—	—	—	—	2	—		1
Non-Catastrophe reported losses on large losses total		3	—	1	2	1	1	1	1	2	5	2		4
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Third-Quarter 2015 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Direct Written Premiums by Risk State by Line of Business for the Nine Months Ended September 30, 2015
	Commercial Lines					Personal Lines			E & S	Consolidated		Comm'l Change %	Personal Change %	E & S Change %	Consol Change %
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Other Comm	Personal Auto	Home Owner	Other Personal	All Lines	2015	2014
										Total	Total

OH	$116.7	$98.5	$59.4	$—	$27.4	$100.6	$86.3	$27.3	$10.6	$526.8	$519.6	3.2	(1.0)	7.9	1.6
IL	50.0	42.5	22.4	39.3	11.1	24.9	23.8	6.7	9.5	230.2	231.7	(1.7)	(0.2)	15.3	(0.7)
IN	43.0	40.9	24.3	23.6	10.0	26.5	28.5	6.6	8.6	212.0	206.0	3.8	(1.0)	6.0	2.4
PA	47.7	35.2	30.1	37.0	9.4	10.3	8.3	3.1	6.1	187.2	184.4	0.4	4.8	24.0	1.5
GA	29.6	30.6	20.9	10.1	10.2	31.7	33.4	8.3	7.6	182.4	173.4	4.1	5.8	12.6	5.1
MI	35.2	28.3	18.1	15.1	8.8	35.4	25.0	4.1	5.6	175.6	164.6	0.8	17.2	15.4	6.7
NC	34.7	38.4	17.8	14.4	11.0	26.0	21.5	6.1	5.2	175.1	164.7	2.4	15.5	8.9	6.3
TN	29.2	29.7	17.3	8.6	8.7	15.1	17.4	4.5	3.5	134.0	127.1	3.9	8.9	9.5	5.4
KY	21.1	26.1	14.9	2.5	4.9	21.7	20.8	4.9	4.2	121.1	117.7	2.5	2.8	10.4	2.9
AL	20.0	24.7	9.6	0.7	7.0	16.2	26.4	5.3	5.9	115.8	114.1	(0.4)	3.5	6.2	1.5
VA	26.1	22.7	16.2	14.0	8.4	9.2	8.1	2.6	4.0	111.3	110.7	(0.5)	6.3	(1.8)	0.6
MN	24.8	19.1	9.0	9.8	4.3	14.3	14.8	4.4	3.9	104.4	94.7	10.7	8.0	18.2	10.1
WI	23.7	19.6	11.3	22.6	5.5	7.0	7.3	2.9	2.4	102.3	104.0	(1.9)	0.9	(10.4)	(1.6)
TX	36.5	21.7	21.9	0.9	4.0	—	—	—	13.0	98.0	93.6	3.6	228.3	12.3	4.7
MO	23.2	24.7	12.3	11.2	5.2	5.3	7.2	1.5	5.0	95.6	91.2	4.3	6.7	7.4	4.8
IA	14.2	15.3	6.2	13.4	4.9	3.9	4.4	1.3	1.9	65.5	68.2	(5.0)	(0.5)	8.8	(4.0)
MD	16.2	9.6	12.3	9.8	3.2	6.1	4.8	1.4	1.8	65.2	60.9	3.1	29.8	0.8	7.2
NY	24.6	13.0	8.9	2.3	3.0	3.5	1.8	0.5	2.0	59.6	55.6	4.9	39.3	2.0	7.4
AR	8.7	15.8	5.6	1.9	4.1	7.4	8.3	1.9	2.2	55.9	52.1	5.1	14.8	(1.9)	7.7
FL	19.6	12.7	7.1	0.9	2.4	3.3	1.0	0.5	4.9	52.4	55.2	6.0	(55.6)	28.1	(4.6)
SC	10.1	9.4	6.3	2.3	3.2	7.4	5.2	1.3	2.3	47.5	43.3	2.5	24.7	34.6	9.4
UT	14.9	7.5	8.9	0.4	2.8	6.4	3.4	0.8	2.3	47.4	42.9	9.2	11.6	37.9	10.9
AZ	12.8	7.6	8.9	4.3	2.3	4.4	3.1	1.2	2.2	46.8	45.0	(1.9)	27.4	35.6	4.0
KS	8.8	11.2	4.7	5.4	2.7	3.8	5.7	1.1	1.1	44.5	43.3	3.5	(2.3)	53.2	2.9
CO	13.2	7.6	8.8	0.6	1.7	—	0.3	—	4.8	37.0	32.8	10.4	18.4	34.6	13.1
MT	13.6	8.0	7.2	0.1	1.3	2.2	2.4	0.6	0.7	36.1	31.7	14.8	6.9	16.1	13.6
NE	8.0	8.3	4.4	8.0	1.9	0.6	0.9	0.2	1.4	33.7	30.5	13.0	0.4	(3.7)	11.5
ID	10.5	6.6	5.8	0.2	1.6	2.6	1.8	0.5	1.2	30.8	27.9	9.8	13.9	10.8	10.5
OR	8.9	5.3	5.5	0.1	1.5	2.0	1.0	0.3	3.6	28.2	20.9	32.0	91.3	26.0	36.1
WV	8.6	7.2	5.4	1.3	1.1	—	0.4	0.1	2.4	26.5	25.5	3.8	(9.3)	9.2	4.0
VT	3.6	3.9	2.2	4.4	1.7	1.1	1.2	0.3	0.7	19.1	19.2	(1.1)	3.5	2.0	(0.4)
ND	6.2	4.7	3.2	—	1.2	0.6	0.7	0.2	0.3	17.1	17.8	(4.7)	(1.3)	(21.2)	(4.7)
WA	6.0	3.5	3.9	—	1.3	—	—	—	1.4	16.1	14.6	9.1	(200.7)	23.0	10.2
NM	6.1	3.3	3.6	0.9	1.3	—	—	—	0.7	15.9	11.9	35.2	13.3	(6.1)	32.7
NH	3.1	2.7	1.6	2.3	0.7	1.4	1.3	0.4	0.5	14.0	13.8	2.4	(0.1)	(0.8)	1.7
CT	3.3	3.1	2.2	1.0	0.6	1.0	0.8	0.3	0.6	12.9	8.9	24.2	400.7	75.8	44.7
DE	4.1	2.6	2.6	2.2	0.8	—	—	—	0.4	12.7	10.4	20.9	(84.6)	53.3	21.6
SD	2.4	2.7	1.4	2.1	0.9	—	—	—	0.5	10.0	11.1	(10.7)	(90.2)	(5.6)	(10.5)
WY	1.8	1.8	0.9	—	0.4	—	—	—	0.7	5.6	4.7	16.2	6.9	20.6	16.6
All Other	3.6	1.8	2.9	5.2	1.7	—	—	—	0.8	16.0	16.4	0.6	132.1	43.2	(3.1)
Total	$794.4	$677.9	$436.0	$278.9	$184.2	$401.9	$377.3	$101.2	$136.5	$3,388.3	$3,262.1	3.1	4.8	12.8	3.9
Other Direct	—	1.6	3.2	5.3	—	8.0	0.1	—	—	18.2	18.2	(3.2)	6.9	nm	1.0
Total Direct	$794.4	$679.5	$439.2	$284.2	$184.2	$409.9	$377.4	$101.2	$136.5	$3,406.5	$3,280.3	3.1	4.8	12.8	3.9
*Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts. *nm - Not meaningful

CINF Third-Quarter 2015 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Commercial casualty:
Written premiums		$247	$274	$266	$234	$228	$249	$258	$540	$507	$787	$735		$969
Earned premiums		257	252	244	243	237	234	224	496	458	753	695		938
Current accident year before catastrophe losses		53.6%	59.6%	59.2%	59.2%	60.2%	61.7%	56.3%	59.4%	59.1%	57.4%	59.4%		59.4%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		(6.2)	(9.1)	1.1	12.1	(3.6)	(10.5)	3.6	(4.1)	(3.6)	(4.8)	(3.6)		0.5
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		47.4%	50.5%	60.3%	71.3%	56.6%	51.2%	59.9%	55.3%	55.5%	52.6%	55.8%		59.9%
Commercial property:
Written premiums		$218	$218	$206	$192	$194	$197	$193	$424	$390	$642	$584		$776
Earned premiums		205	201	196	191	186	180	171	399	351	604	537		728
Current accident year before catastrophe losses		47.0%	42.1%	53.6%	45.7%	54.3%	50.8%	53.4%	47.8%	52.1%	47.5%	52.9%		51.0%
Current accident year catastrophe losses		5.2	19.6	16.7	0.5	5.2	25.8	27.7	18.2	26.7	13.8	19.3		14.3
Prior accident years before catastrophe losses		(0.2)	(2.0)	(1.9)	1.8	(3.1)	(9.8)	(0.6)	(2.0)	(5.3)	(1.4)	(4.6)		(2.9)
Prior accident years catastrophe losses		0.3	0.1	(3.8)	(2.7)	(1.3)	(2.3)	(0.9)	(1.8)	(1.6)	(1.1)	(1.5)		(1.8)
Total loss and loss expense ratio		52.3%	59.8%	64.6%	45.3%	55.1%	64.5%	79.6%	62.2%	71.9%	58.8%	66.1%		60.6%
Commercial auto:
Written premiums		$137	$149	$149	$131	$128	$144	$145	$298	$289	$435	$417		$548
Earned premiums		141	139	136	137	133	132	126	275	258	416	391		528
Current accident year before catastrophe losses		71.4%	75.8%	72.3%	65.6%	69.1%	72.1%	68.0%	74.1%	70.0%	73.1%	69.8%		68.7%
Current accident year catastrophe losses		—	1.3	—	(0.1)	(0.6)	4.1	—	0.7	2.1	0.5	1.2		0.9
Prior accident years before catastrophe losses		3.2	8.3	8.6	11.2	9.3	9.0	(0.2)	8.4	4.5	6.6	6.1		7.4
Prior accident years catastrophe losses		(0.1)	(0.2)	(0.1)	—	—	—	(0.2)	(0.2)	(0.1)	(0.1)	(0.1)		(0.1)
Total loss and loss expense ratio		74.5%	85.2%	80.8%	76.7%	77.8%	85.2%	67.6%	83.0%	76.5%	80.1%	77.0%		76.9%
Workers' compensation:
Written premiums		$83	$89	$104	$81	$86	$92	$106	$193	$198	$276	$284		$365
Earned premiums		93	90	93	90	93	95	92	183	187	276	280		370
Current accident year before catastrophe losses		71.1%	77.6%	71.5%	75.9%	75.0%	83.2%	76.8%	74.5%	80.0%	73.4%	78.4%		77.8%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		(26.4)	(44.8)	(16.1)	(7.5)	(16.1)	(21.2)	(10.3)	(30.3)	(15.8)	(29.0)	(15.9)		(13.9)
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		44.7%	32.8%	55.4%	68.4%	58.9%	62.0%	66.5%	44.2%	64.2%	44.4%	62.5%		63.9%
Other commercial:
Written premiums		$60	$55	$58	$61	$68	$66	$69	$113	$135	$173	$203		$264
Earned premiums		61	61	64	69	71	73	79	125	152	186	223		292
Current accident year before catastrophe losses		45.9%	42.7%	54.4%	58.5%	50.2%	59.6%	46.7%	48.6%	52.9%	47.7%	52.0%		53.4%
Current accident year catastrophe losses		1.2	3.4	9.7	(2.7)	2.0	17.8	17.9	6.6	17.9	4.9	12.8		9.2
Prior accident years before catastrophe losses		(9.8)	(13.6)	(0.2)	(13.8)	(5.6)	(4.2)	3.5	(6.7)	(0.2)	(7.7)	(1.9)		(4.8)
Prior accident years catastrophe losses		(2.1)	1.2	(2.6)	(1.2)	(0.8)	0.8	(1.3)	(0.7)	(0.3)	(1.2)	(0.5)		(0.7)
Total loss and loss expense ratio		35.2%	33.7%	61.3%	40.8%	45.8%	74.0%	66.8%	47.8%	70.3%	43.7%	62.4%		57.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Third-Quarter 2015 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Personal auto:
Written premiums		$144	$142	$114	$114	$135	$133	$107	$256	$240	$400	$375		$489
Earned premiums		128	125	123	122	121	117	116	248	233	376	354		476
Current accident year before catastrophe losses		74.5%	79.7%	81.6%	70.2%	73.9%	80.5%	79.5%	80.8%	80.1%	78.6%	77.9%		76.0%
Current accident year catastrophe losses		0.6	2.3	0.2	(1.2)	1.1	4.9	0.5	1.2	2.7	1.0	2.2		1.3
Prior accident years before catastrophe losses		1.2	5.8	3.0	2.8	2.0	(1.7)	(3.4)	4.4	(2.6)	3.3	(1.0)		—
Prior accident years catastrophe losses		(0.1)	(0.1)	(0.2)	—	—	(0.2)	(0.4)	(0.3)	(0.3)	(0.2)	(0.2)		(0.2)
Total loss and loss expense ratio		76.2%	87.7%	84.6%	71.8%	77.0%	83.5%	76.2%	86.1%	79.9%	82.7%	78.9%		77.1%
Homeowner:
Written premiums		$132	$132	$98	$107	$123	$128	$98	$230	$226	$362	$349		$456
Earned premiums		117	114	114	113	110	111	109	228	220	345	330		443
Current accident year before catastrophe losses		52.8%	52.9%	55.5%	44.3%	51.1%	59.5%	61.3%	54.1%	60.4%	53.7%	57.4%		54.0%
Current accident year catastrophe losses		12.6	25.6	12.3	(0.9)	4.8	41.5	28.3	19.0	35.0	16.8	25.0		18.3
Prior accident years before catastrophe losses		(1.0)	(2.4)	(5.1)	(0.2)	(0.7)	3.6	(6.5)	(3.7)	(1.4)	(2.8)	(1.2)		(0.9)
Prior accident years catastrophe losses		(0.1)	(0.3)	(1.2)	(1.2)	(1.2)	(0.9)	(5.4)	(0.7)	(3.2)	(0.5)	(2.6)		(2.2)
Total loss and loss expense ratio		64.3%	75.8%	61.5%	42.0%	54.0%	103.7%	77.7%	68.7%	90.8%	67.2%	78.6%		69.2%
Other personal:
Written premiums		$36	$35	$29	$28	$36	$33	$26	$64	$59	$100	$95		$123
Earned premiums		32	33	31	31	32	30	29	64	59	96	91		122
Current accident year before catastrophe losses		70.1%	58.2%	49.6%	44.3%	59.3%	42.3%	46.5%	53.9%	44.3%	59.4%	49.6%		48.3%
Current accident year catastrophe losses		1.2	8.4	2.8	0.5	0.4	7.9	7.8	5.6	7.8	4.1	5.2		4.0
Prior accident years before catastrophe losses		7.6	(4.9)	1.1	(1.3)	17.3	(5.4)	(1.9)	(1.9)	(3.6)	1.3	3.8		2.5
Prior accident years catastrophe losses		(0.1)	0.0	(0.8)	(0.1)	(0.4)	(0.5)	0.2	(0.4)	(0.1)	(0.3)	(0.2)		(0.2)
Total loss and loss expense ratio		78.8%	61.7%	52.7%	43.4%	76.6%	44.3%	52.6%	57.2%	48.4%	64.5%	58.4%		54.6%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Excess & Surplus:
Written premiums		$43	$46	$42	$39	$39	$40	$35	$88	$75	$131	$114		$153
Earned premiums		42	42	40	39	42	34	33	82	67	124	109		148
Current accident year before catastrophe losses		56.9%	69.3%	72.1%	62.1%	57.8%	75.4%	80.6%	70.7%	77.9%	65.9%	70.2%		68.1%
Current accident year catastrophe losses		0.3	0.6	1.2	2.9	(0.7)	2.3	3.0	0.9	2.6	0.7	1.4		1.8
Prior accident years before catastrophe losses		(15.4)	(20.2)	(13.6)	(16.1)	(15.4)	(21.3)	(27.1)	(17.0)	(24.1)	(16.4)	(20.8)		(19.6)
Prior accident years catastrophe losses		0.1	(0.1)	(0.3)	0.1	0.1	0.6	0.1	(0.2)	0.4	(0.1)	0.2		0.2
Total loss and loss expense ratio		41.9%	49.6%	59.4%	49.0%	41.8%	57.0%	56.6%	54.4%	56.8%	50.1%	51.0%		50.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently

CINF Third-Quarter 2015 Supplemental Financial Data

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis

(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the nine months ended September 30, 2015
Commercial casualty	$182	$103	$285	$82	$16	$13	$111	$264	$16	$116	$396
Commercial property	317	27	344	22	2	—	24	339	2	27	368
Commercial auto	241	40	281	27	14	14	55	268	14	54	336
Workers' compensation	135	27	162	(16)	(10)	(3)	(29)	119	(10)	24	133
Other commercial	96	16	112	(35)	2	1	(32)	61	2	17	80
Total commercial lines	971	213	1,184	80	24	25	129	1,051	24	238	1,313

Personal auto	238	42	280	8	20	9	37	246	20	51	317
Homeowners	204	19	223	18	(10)	—	8	222	(10)	19	231
Other personal	46	3	49	8	6	(1)	13	54	6	2	62
Total personal lines	488	64	552	34	16	8	58	522	16	72	610

Commercial casualty & property	21	12	33	12	10	6	28	33	10	18	61
Total excess & surplus lines	21	12	33	12	10	6	28	33	10	18	61
Total property casualty	$1,480	$289	$1,769	$126	$50	$39	$215	$1,606	$50	$328	$1,984

Ceded loss and loss expense incurred for the nine months ended September 30, 2015
Commercial casualty	$(1)	$1	$—	$(2)	$1	$—	$(1)	$(3)	$1	$1	$(1)
Commercial property	1	—	1	14	(1)	—	13	15	(1)	—	14
Commercial auto	—	—	—	3	—	—	3	3	—	—	3
Workers' compensation	8	—	8	2	(1)	—	1	10	(1)	—	9
Other commercial	7	—	7	(8)	—	—	(8)	(1)	—	—	(1)
Total commercial lines	15	1	16	9	(1)	—	8	24	(1)	1	24

Personal auto	2	—	2	(1)	4	—	3	1	4	—	5
Homeowners	2	—	2	(2)	—	—	(2)	—	—	—	—
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	4	—	4	(3)	4	—	1	1	4	—	5

Commercial casualty & property	1	—	1	(1)	(1)	—	(2)	—	(1)	—	(1)
Total excess & surplus lines	1	—	1	(1)	(1)	—	(2)	—	(1)	—	(1)
Total property casualty	$20	$1	$21	$5	$2	$—	$7	$25	$2	$1	$28

Net loss and loss expense incurred for the nine months ended September 30, 2015
Commercial casualty	$183	$102	$285	$84	$15	$13	$112	$267	$15	$115	$397
Commercial property	316	27	343	8	3	—	11	324	3	27	354
Commercial auto	241	40	281	24	14	14	52	265	14	54	333
Workers' compensation	127	27	154	(18)	(9)	(3)	(30)	109	(9)	24	124
Other commercial	89	16	105	(27)	2	1	(24)	62	2	17	81
Total commercial lines	956	212	1,168	71	25	25	121	1,027	25	237	1,289

Personal auto	236	42	278	9	16	9	34	245	16	51	312
Homeowners	202	19	221	20	(10)	—	10	222	(10)	19	231
Other personal	46	3	49	8	6	(1)	13	54	6	2	62
Total personal lines	484	64	548	37	12	8	57	521	12	72	605

Commercial casualty & property	20	12	32	13	11	6	30	33	11	18	62
Total excess & surplus lines	20	12	32	13	11	6	30	33	11	18	62
Total property casualty	$1,460	$288	$1,748	$121	$48	$39	$208	$1,581	$48	$327	$1,956

CINF Third-Quarter 2015 Supplemental Financial Data

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis

(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended September 30, 2015
Commercial casualty	$58	$33	$91	$28	$(2)	$4	$30	$86	$(2)	$37	$121
Commercial property	108	9	117	(10)	(2)	—	(12)	98	(2)	9	105
Commercial auto	87	13	100	20	(15)	2	7	107	(15)	15	107
Other commercial	45	8	53	(4)	(9)	5	(8)	41	(9)	13	45
Specialty packages	31	5	36	(17)	3	(1)	(15)	14	3	4	21
Total commercial lines	329	68	397	17	(25)	10	2	346	(25)	78	399

Personal auto	83	13	96	5	(2)	4	7	88	(2)	17	103
Homeowners	81	6	87	(3)	(11)	1	(13)	78	(11)	7	74
Other personal	18	1	19	7	—	(1)	6	25	—	—	25
Total personal lines	182	20	202	9	(13)	4	—	191	(13)	24	202

Commercial casualty & property	9	4	13	4	(2)	2	4	13	(2)	6	17
Total excess & surplus lines	9	4	13	4	(2)	2	4	13	(2)	6	17
Total property casualty	$520	$92	$612	$30	$(40)	$16	$6	$550	$(40)	$108	$618

Ceded loss and loss expense incurred for the three months ended September 30, 2015
Commercial casualty	$(3)	$(1)	$(4)	$3	$—	$—	$3	$—	$—	$(1)	$(1)
Commercial property	1	—	1	(2)	(1)	—	(3)	(1)	(1)	—	(2)
Commercial auto	—	—	—	2	—	—	2	2	—	—	2
Workers' compensation	3	—	3	1	—	—	1	4	—	—	4
Other commercial	4	—	4	(4)	—	—	(4)	—	—	—	—
Total commercial lines	5	(1)	4	—	(1)	—	(1)	5	(1)	(1)	3

Personal auto	1	—	1	—	4	—	4	1	4	—	5
Homeowners	1	—	1	(2)	—	—	(2)	(1)	—	—	(1)
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	2	—	2	(2)	4	—	2	—	4	—	4

Commercial casualty & property	2	—	2	(2)	—	—	(2)	—	—	—	—
Total excess & surplus lines	2	—	2	(2)	—	—	(2)	—	—	—	—
Total property casualty	$9	$(1)	$8	$(4)	$3	$—	$(1)	$5	$3	$(1)	$7

Net loss and loss expense incurred for the three months ended September 30, 2015
Commercial casualty	$61	$34	$95	$26	$(2)	$4	$28	$87	$(2)	$38	$123
Commercial property	107	9	116	(7)	(1)	—	(8)	100	(1)	9	108
Commercial auto	87	13	100	18	(15)	2	5	105	(15)	15	105
Workers' compensation	42	8	50	(5)	(9)	5	(9)	37	(9)	13	41
Other commercial	27	5	32	(13)	3	(1)	(11)	14	3	4	21
Total commercial lines	324	69	393	19	(24)	10	5	343	(24)	79	398

Personal auto	82	13	95	5	(6)	4	3	87	(6)	17	98
Homeowners	80	6	86	(1)	(11)	1	(11)	79	(11)	7	75
Other personal	18	1	19	7	—	(1)	6	25	—	—	25
Total personal lines	180	20	200	11	(17)	4	(2)	191	(17)	24	198

Commercial casualty & property	7	4	11	6	(2)	2	6	13	(2)	6	17
Total excess & surplus lines	7	4	11	6	(2)	2	6	13	(2)	6	17
Total property casualty	$511	$93	$604	$36	$(43)	$16	$9	$547	$(43)	$109	$613

CINF Third-Quarter 2015 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Premiums
Agency renewal written premiums		$999	$1,018	$983	$906	$958	$974	$956	$2,001	$1,930	$3,000	$2,888		$3,794
Agency new business written premiums		138	138	116	122	125	133	123	254	256	392	381		503
Other written premiums		(39)	(14)	(33)	(41)	(46)	(25)	(42)	(47)	(67)	(86)	(113)		(154)
Net written premiums – statutory*		$1,098	$1,142	$1,066	$987	$1,037	$1,082	$1,037	$2,208	$2,119	$3,306	$3,156		$4,143
Unearned premium change		(22)	(83)	(25)	48	(12)	(76)	(58)	(108)	(134)	(130)	(146)		(98)
Earned premiums		$1,076	$1,059	$1,041	$1,035	$1,025	$1,006	$979	$2,100	$1,985	$3,176	$3,010		$4,045
Year over year change %
Agency renewal written premiums		4%	5%	3%	6%	5%	11%	13%	4%	12%	4%	9%		9%
Agency new business written premiums		10	4	(6)	(5)	(11)	(4)	(9)	(1)	(7)	3	(8)		(7)
Other written premiums		15	44	21	45	(84)	26	(320)	30	(52)	24	(64)		(8)
Net written premiums – statutory*		6	6	3	9	1	10	7	4	8	5	6		6
Paid losses and loss expenses
Losses paid		$511	$501	$448	$478	$543	$517	$484	$949	$1,001	$1,460	$1,543		$2,021
Loss expenses paid		93	97	98	98	96	98	100	195	198	288	295		392
Loss and loss expenses paid		$604	$598	$546	$576	$639	$615	$584	$1,144	$1,199	$1,748	$1,838		$2,413
Incurred losses and loss expenses
Loss and loss expense incurred		$613	$654	$689	$622	$622	$707	$676	$1,343	$1,383	$1,956	$2,005		$2,627
Loss and loss expenses paid as a % of incurred		98.5%	91.4%	79.2%	92.6%	102.7%	87.0%	86.4%	85.2%	86.7%	89.4%	91.7%		91.9%
Statutory combined ratio
Loss ratio		46.8%	52.7%	54.4%	49.0%	50.0%	60.7%	57.9%	53.6%	59.4%	51.3%	56.2%		54.4%
Loss adjustment expense ratio		10.1	9.1	11.7	11.1	10.7	9.5	11.2	10.3	10.3	10.2	10.4		10.6
Net underwriting expense ratio		30.6	28.9	30.0	31.7	30.6	29.4	29.0	29.4	29.2	29.8	29.7		30.1
Statutory combined ratio		87.5%	90.7%	96.1%	91.8%	91.3%	99.6%	98.1%	93.3%	98.9%	91.3%	96.3%		95.1%
Contribution from catastrophe losses		2.5	7.5	4.1	(0.9)	1.2	11.4	8.9	5.8	10.2	4.7	7.1		5.1
Statutory combined ratio excl. catastrophe losses		85.0%	83.2%	92.0%	92.7%	90.1%	88.2%	89.2%	87.5%	88.7%	86.6%	89.2%		90.0%
GAAP combined ratio
GAAP combined ratio		87.8%	92.4%	97.5%	90.4%	91.0%	100.9%	100.3%	94.9%	100.6%	92.5%	97.3%		95.6%
Contribution from catastrophe losses		2.5	7.5	4.1	(0.9)	1.2	11.4	8.9	5.8	10.2	4.7	7.1		5.1
GAAP combined ratio excl. catastrophe losses		85.3%	84.9%	93.4%	91.3%	89.8%	89.5%	91.4%	89.1%	90.4%	87.8%	90.2%		90.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2015 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Premiums
Agency renewal written premiums		$678	$699	$730	$645	$651	$669	$713	$1,429	$1,382	$2,107	$2,033		$2,678
Agency new business written premiums		96	93	79	86	89	95	90	172	185	268	274		360
Other written premiums		(31)	(5)	(26)	(32)	(36)	(16)	(32)	(31)	(48)	(62)	(84)		(116)
Net written premiums – statutory*		$743	$787	$783	$699	$704	$748	$771	$1,570	$1,519	$2,313	$2,223		$2,922
Unearned premium change		14	(42)	(50)	31	16	(34)	(79)	(92)	(113)	(78)	(97)		(66)
Earned premiums		$757	$745	$733	$730	$720	$714	$692	$1,478	$1,406	$2,235	$2,126		$2,856
Year over year change %
Agency renewal written premiums		4%	4%	2%	6%	3%	11%	13%	3%	12%	4%	9%		8%
Agency new business written premiums		8	(2)	(12)	(7)	(13)	(4)	(7)	(7)	(6)	(2)	(8)		(8)
Other written premiums		14	69	19	49	(140)	33	nm	35	(100)	26	(115)		(14)
Net written premiums – statutory*		6	5	2	10	(2)	10	6	3	8	4	5		6
Paid losses and loss expenses
Losses paid		$324	$329	$303	$325	$368	$347	$327	$632	$674	$956	$1,041		$1,366
Loss expenses paid		68	71	73	75	74	75	76	144	151	212	226		300
Loss and loss expenses paid		$392	$400	$376	$400	$442	$422	$403	$776	$825	$1,168	$1,267		$1,666
Incurred losses and loss expenses
Loss and loss expense incurred		$398	$417	$474	$454	$428	$461	$469	$891	$930	$1,289	$1,358		$1,812
Loss and loss expenses paid as a % of incurred		98.5%	95.9%	79.3%	88.1%	103.3%	91.5%	85.9%	87.1%	88.7%	90.6%	93.3%		91.9%
Statutory combined ratio
Loss ratio		42.2%	46.9%	52.2%	49.9%	47.5%	54.7%	56.1%	49.6%	55.4%	47.1%	52.8%		52.0%
Loss adjustment expense ratio		10.2	9.1	12.5	12.4	11.9	9.8	11.8	10.7	10.8	10.5	11.1		11.5
Net underwriting expense ratio		32.2	29.9	29.9	32.5	32.2	30.5	28.5	29.9	29.5	30.6	30.3		30.8
Statutory combined ratio		84.6%	85.9%	94.6%	94.8%	91.6%	95.0%	96.4%	90.2%	95.7%	88.2%	94.2%		94.3%
Contribution from catastrophe losses		1.4	5.9	4.0	(1.0)	1.0	8.6	8.5	5.0	8.5	3.8	6.0		4.3
Statutory combined ratio excl. catastrophe losses		83.2%	80.0%	90.6%	95.8%	90.6%	86.4%	87.9%	85.2%	87.2%	84.4%	88.2%		90.0%
GAAP combined ratio
GAAP combined ratio		84.0%	87.2%	96.6%	93.6%	90.7%	96.3%	99.9%	91.9%	98.1%	89.2%	95.6%		95.1%
Contribution from catastrophe losses		1.4	5.9	4.0	(1.0)	1.0	8.6	8.5	5.0	8.5	3.8	6.0		4.3
GAAP combined ratio excl. catastrophe losses		82.6%	81.3%	92.6%	94.6%	89.7%	87.7%	91.4%	86.9%	89.6%	85.4%	89.6%		90.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2015 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Premiums
Agency renewal written premiums		$288	$285	$223	$233	$278	$276	$218	$508	$494	$796	$772		$1,005
Agency new business written premiums		30	30	24	24	23	24	21	54	45	84	68		92
Other written premiums		(6)	(6)	(6)	(8)	(7)	(6)	(8)	(12)	(14)	(18)	(21)		(29)
Net written premiums – statutory*		$312	$309	$241	$249	$294	$294	$231	$550	$525	$862	$819		$1,068
Unearned premium change		(35)	(37)	27	17	(31)	(36)	23	(10)	(13)	(45)	(44)		(27)
Earned premiums		$277	$272	$268	$266	$263	$258	$254	$540	$512	$817	$775		$1,041
Year over year change %
Agency renewal written premiums		4%	3%	2%	4%	8%	10%	12%	3%	11%	3%	10%		8%
Agency new business written premiums		30	25	14	0	(18)	(20)	(25)	20	(22)	24	(21)		(16)
Other written premiums		14	—	25	11	13	25	—	14	13	14	13		12
Net written premiums – statutory*		6	5	4	4	6	8	7	5	8	5	7		6
Paid losses and loss expenses
Losses paid		$180	$165	$139	$147	$170	$167	$152	$304	$319	$484	$489		$636
Loss expenses paid		20	22	22	21	19	20	21	44	41	64	60		81
Loss and loss expenses paid		$200	$187	$161	$168	$189	$187	$173	$348	$360	$548	$549		$717
Incurred losses and loss expenses
Loss and loss expense incurred		$198	$216	$191	$148	$177	$227	$188	$407	$415	$605	$592		$740
Loss and loss expenses paid as a % of incurred		101.0%	86.6%	84.3%	113.5%	106.8%	82.4%	92.0%	85.5%	86.7%	90.6%	92.7%		96.9%
Statutory combined ratio
Loss ratio		62.5%	71.1%	61.9%	48.9%	60.5%	79.4%	64.8%	66.6%	72.2%	65.2%	68.2%		63.3%
Loss adjustment expense ratio		9.0	8.5	9.1	6.9	6.9	8.3	9.3	8.8	8.8	8.8	8.1		7.8
Net underwriting expense ratio		27.0	26.2	30.4	29.3	26.3	26.6	30.5	28.0	28.3	27.7	27.6		28.0
Statutory combined ratio		98.5%	105.8%	101.4%	85.1%	93.7%	114.3%	104.6%	103.3%	109.3%	101.7%	103.9%		99.1%
Contribution from catastrophe losses		5.6	12.6	4.9	(1.4)	2.0	20.4	10.8	8.8	15.7	7.7	11.0		7.8
Statutory combined ratio excl. catastrophe losses		92.9%	93.2%	96.5%	86.5%	91.7%	93.9%	93.8%	94.5%	93.6%	94.0%	92.9%		91.3%
GAAP combined ratio
GAAP combined ratio		100.9%	109.2%	101.4%	83.7%	95.0%	115.8%	103.0%	105.3%	109.4%	103.8%	104.5%		99.2%
Contribution from catastrophe losses		5.6	12.6	4.9	(1.4)	2.0	20.4	10.8	8.8	15.7	7.7	11.0		7.8
GAAP combined ratio excl. catastrophe losses		95.3%	96.6%	96.5%	85.1%	93.0%	95.4%	92.2%	96.5%	93.7%	96.1%	93.5%		91.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2015 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Premiums
Agency renewal written premiums		$33	$34	$30	$28	$29	$29	$25	$64	$54	$97	$83		$111
Agency new business written premiums		12	15	13	12	13	14	12	28	26	40	39		51
Other written premiums		(2)	(3)	(1)	(1)	(3)	(3)	(2)	(4)	(5)	(6)	(8)		(9)
Net written premiums – statutory*		$43	$46	$42	$39	$39	$40	$35	$88	$75	$131	$114		$153
Unearned premium change		(1)	(4)	(2)	0	3	(6)	(2)	(6)	(8)	(7)	(5)		(5)
Earned premiums		$42	$42	$40	$39	$42	$34	$33	$82	$67	$124	$109		$148
Year over year change %
Agency renewal written premiums		14%	17%	20%	17%	16%	12%	32%	19%	20%	17%	19%		18%
Agency new business written premiums		(8)	7	8	0	18	56	20	8	37	3	30		21
Other written premiums		33	—	50	50	(50)	(50)	0	20	(25)	25	(33)		(13)
Net written premiums – statutory*		10	15	20	15	15	21	30	17	25	15	21		20
Paid losses and loss expenses
Losses paid		$8	$8	$5	$6	$5	$3	$5	$13	$8	$21	$13		$19
Loss expenses paid		4	3	4	2	3	3	3	7	6	11	9		11
Loss and loss expenses paid		$12	$11	$9	$8	$8	$6	$8	$20	$14	$32	$22		$30
Incurred losses and loss expenses
Loss and loss expense incurred		$17	$21	$24	$20	$17	$19	$19	$45	$38	$62	$55		$75
Loss and loss expenses paid as a % of incurred		70.6%	52.4%	37.5%	40.0%	47.1%	31.6%	42.1%	44.4%	36.8%	51.6%	40.0%		40.0%
Statutory combined ratio
Loss ratio		26.9%	36.1%	44.9%	34.4%	27.9%	46.6%	40.6%	40.4%	43.7%	35.8%	37.6%		36.8%
Loss adjustment expense ratio		15.0	13.5	14.5	14.6	13.9	10.4	0.1	14.0	13.1	14.3	13.4		13.7
Net underwriting expense ratio		29.4	29.1	29.9	31.4	34.0	29.1	30.4	29.5	29.7	29.5	31.2		31.3
Statutory combined ratio		71.3%	78.7%	89.3%	80.4%	75.8%	86.1%	71.1%	83.9%	86.5%	79.6%	82.2%		81.8%
Contribution from catastrophe losses		0.4	0.5	0.9	3.0	(0.6)	2.9	3.1	0.7	3.0	0.6	1.6		2.0
Statutory combined ratio excl. catastrophe losses		70.9%	78.2%	88.4%	77.4%	76.4%	83.2%	68.0%	83.2%	83.5%	79.0%	80.6%		79.8%
GAAP combined ratio
GAAP combined ratio		69.9%	76.0%	88.3%	77.8%	70.2%	85.0%	86.9%	82.1%	85.9%	77.9%	79.9%		79.4%
Contribution from catastrophe losses		0.4	0.5	0.9	3.0	(0.6)	2.9	3.1	0.7	3.0	0.6	1.6		2.0
GAAP combined ratio excl. catastrophe losses		69.5%	75.5%	87.4%	74.8%	70.8%	82.1%	83.8%	81.4%	82.9%	77.3%	78.3%		77.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2015 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2015	2014	Change	% Change	2015	2014	Change	% Change
Net premiums written	$61	$59	$2	3	$186	$182	$4	2
Net investment income	38	37	1	3	114	111	3	3
Amortization of interest maintenance reserve	1	1	—	—	3	3	—	—
Commissions and expense allowances on reinsurance ceded	1	1	—	—	4	4	—	—
Income from fees associated with Separate Accounts	2	2	—	—	4	4	—	—
Total revenues	$103	$100	$3	3	$311	$304	$7	2

Death benefits and matured endowments	$23	$25	$(2)	(8)	$69	$73	$(4)	(5)
Annuity benefits	14	17	(3)	(18)	44	47	(3)	(6)
Disability benefits and benefits under accident and health contracts	1	—	1	nm	2	1	1	100
Surrender benefits and group conversions	5	6	(1)	(17)	13	17	(4)	(24)
Interest and adjustments on deposit-type contract funds	2	3	(1)	(33)	8	8	—	—
Increase in aggregate reserves for life and accident and health contracts	40	40	—	—	124	128	(4)	(3)
Total benefit expenses	$85	$91	$(6)	(7)	$260	$274	$(14)	(5)

Commissions	$9	$10	$(1)	(10)	$28	$28	$—	—
General insurance expenses and taxes	10	10	—	—	31	30	1	3
Increase in loading on deferred and uncollected premiums	—	(1)	1	100	(1)	(4)	3	75
Net transfers from Separate Accounts	—	(2)	2	100	—	(6)	6	100
Total underwriting expenses	$19	$17	$2	12	$58	$48	$10	21

Federal and foreign income tax benefit	(1)	(3)	2	67	(4)	(6)	2	33

Net loss from operations before realized capital gains	$—	$(5)	$5	100	$(3)	$(12)	$9	75

Net realized gains net of capital gains tax	(2)	—	(2)	nm	(3)	—	(3)	nm

Net loss (statutory)	$(2)	$(5)	$3	60	$(6)	$(12)	$6	50
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2015 Supplemental Financial Data